Exhibit 32.1
CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Applied Aerospace & Defense, Inc. (the "Company") for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James William Ferguson, III, Chief Executive Officer and Director of the Company, and I, Jeff McRae, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James William Ferguson, III	By:	/s/ Jeff McRae
	James William Ferguson, III		Jeff McRae
	Chief Executive Officer and Director (Principal Executive Officer)		Chief Financial Officer (Principal Financial Officer)

	August 12, 2026		August 12, 2026